                                                                     EXHIBIT 4.1


                             REPUBLIC SERVICES, INC.

                                       TO

                          THE BANK OF NEW YORK, TRUSTEE


                              -------------------

                                    INDENTURE

                           DATED AS OF AUGUST 15, 2001

                              -------------------


                           PROVIDING FOR THE ISSUANCE

                                       OF

                             SENIOR DEBT SECURITIES

                             REPUBLIC SERVICES, INC.

           RECONCILIATION AND TIE WITH THE TRUST INDENTURE ACT OF 1939




TRUST INDENTURE ACT SECTION                            INDENTURE SECTION
---------------------------                            -----------------
 Section 310(a)(1).....................................    609
     (a)(2)............................................    609
     (b)...............................................    608, 610
 Section 311(a)........................................    613
 Section 312(a)........................................    701
     (b)...............................................    702
     (c)...............................................    702
 Section 313(a)........................................    703(a)
     (b)...............................................    703(a)
     (c)...............................................    703(a)
     (d)...............................................    703(b)
 Section 314(a)........................................    704
     (a)(4)............................................    705
     (c)(1)............................................    103
     (c)(2)............................................    103
     (e)...............................................    103
 Section 315(a)........................................    601
     (b)...............................................    602
     (c)...............................................    601(a)
     (d)...............................................    601, 603
     (e)...............................................    514
 Section 316(a)(last sentence).........................    101 ("Outstanding")
     (a)(1)(A).........................................    502, 512
     (a)(1)(B).........................................    513
     (b)...............................................    508
     (c)...............................................    105
 Section 317(a)(1).....................................    503
     (a)(2)............................................    504
     (b)...............................................    1003
 Section 318(a)........................................    108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


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                                TABLE OF CONTENTS

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................1

    SECTION 101.  DEFINITIONS.....................................................................................1

       "ACT"......................................................................................................2

       "AFFILIATE"................................................................................................2

       "APPLICABLE PROCEDURES"....................................................................................2

       "ATTRIBUTABLE DEBT"........................................................................................2

       "BANKRUPTCY LAW"...........................................................................................3

       "BOARD OF DIRECTORS".......................................................................................3

       "BOARD RESOLUTION".........................................................................................3

       "BOOK-ENTRY SECURITY"......................................................................................3

       "BUSINESS DAY".............................................................................................3

       "CAPITAL STOCK"............................................................................................3

       "CODE".....................................................................................................3

       "COMMISSION"...............................................................................................3

       "COMPANY"..................................................................................................3

       "COMPANY REQUEST" OR "COMPANY ORDER".......................................................................4

       "COMPARABLE TREASURY ISSUE"................................................................................4

       "COMPARABLE TREASURY PRICE"................................................................................4

       "CONSOLIDATED NET TANGIBLE ASSETS".........................................................................4

       "CONSOLIDATION"............................................................................................4

       "CORPORATE TRUST OFFICE"...................................................................................4

       "DEFAULT"..................................................................................................5
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

       "DEPOSITARY"...............................................................................................5

       "EVENT OF DEFAULT".........................................................................................5

       "EXCHANGE ACT".............................................................................................5

       "EXEMPTED DEBT"............................................................................................5

       "FAIR MARKET VALUE"........................................................................................5

       "FUNDED DEBT"..............................................................................................5

       "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" OR "GAAP".......................................................5

       "GLOBAL SECURITIES"........................................................................................5

       "GUARANTEE"................................................................................................5

       "HOLDER"...................................................................................................6

       "INCUR"....................................................................................................6

       "INDEBTEDNESS".............................................................................................6

       "INDENTURE"................................................................................................6

       "INDENTURE OBLIGATIONS"....................................................................................6

       "INDEPENDENT INVESTMENT BANKER"............................................................................6

       "INTEREST PAYMENT DATE"....................................................................................6

       "ISSUE DATE"...............................................................................................7

       "LIEN".....................................................................................................7

       "MATURITY".................................................................................................7

       "MOODY'S"..................................................................................................7

       "OFFICERS' CERTIFICATE"....................................................................................7

       "OPINION OF COUNSEL".......................................................................................7

       "OPINION OF INDEPENDENT COUNSEL"...........................................................................7

       "OUTSTANDING"..............................................................................................7

       "PAYING AGENT".............................................................................................8

       "PERSON"...................................................................................................8

       "PREDECESSOR SECURITY".....................................................................................9


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


       "PREFERRED STOCK"..........................................................................................9

       "PRINCIPAL PROPERTY".......................................................................................9

       "REDEMPTION DATE"..........................................................................................9

       "REDEMPTION PRICE".........................................................................................9

       "REFERENCE TREASURY DEALER"................................................................................9

       "REFERENCE TREASURY DEALER QUOTATIONS"....................................................................10

       "REGULAR RECORD DATE".....................................................................................10

       "RESPONSIBLE OFFICER".....................................................................................10

       "RESTRICTED SUBSIDIARY"...................................................................................10

       "SECURITY" OR "SECURITIES"................................................................................10

       "S&P".....................................................................................................10

       "SECURITIES ACT"..........................................................................................10

       "SENIOR INDEBTEDNESS".....................................................................................10

       "SPECIAL RECORD DATE".....................................................................................10

       "STATED MATURITY".........................................................................................10

       "SUBSIDIARY"..............................................................................................11

       "TEMPORARY CASH INVESTMENTS"..............................................................................11

       "TREASURY RATE"...........................................................................................11

       "TRUSTEE".................................................................................................12

       "TRUST INDENTURE ACT".....................................................................................12

       "VOTING STOCK"............................................................................................12

    SECTION 102.     OTHER DEFINITIONS...........................................................................12

    SECTION 103.     COMPLIANCE CERTIFICATES AND OPINIONS........................................................12

    SECTION 104.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE......................................................13

    SECTION 105.     ACTS OF HOLDERS.............................................................................14

    SECTION 106.     NOTICES, ETC., TO THE TRUSTEE, THE COMPANY..................................................15

    SECTION 107.     NOTICE TO HOLDERS; WAIVER...................................................................16


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


    SECTION 108.     CONFLICT WITH TRUST INDENTURE ACT...........................................................16

    SECTION 109.     EFFECT OF HEADINGS AND TABLE OF CONTENTS....................................................17

    SECTION 110.     SUCCESSORS AND ASSIGNS......................................................................17

    SECTION 111.     SEPARABILITY CLAUSE.........................................................................17

    SECTION 112.     BENEFITS OF INDENTURE.......................................................................17

    SECTION 113.     GOVERNING LAW...............................................................................17

    SECTION 114.     LEGAL HOLIDAYS..............................................................................17

    SECTION 115.     INDEPENDENCE OF COVENANTS...................................................................18

    SECTION 116.     SCHEDULES AND EXHIBITS......................................................................18

    SECTION 117.     COUNTERPARTS................................................................................18

ARTICLE TWO SECURITY FORMS.......................................................................................18

    SECTION 201.     FORMS OF SECURITIES.........................................................................18

    SECTION 202.     FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.............................................19

ARTICLE THREE THE SECURITIES.....................................................................................19

    SECTION 301.     AMOUNT UNLIMITED; ISSUABLE IN SERIES........................................................19

    SECTION 302.     DENOMINATIONS...............................................................................22

    SECTION 303.     EXECUTION, AUTHENTICATION, DELIVERY AND DATING..............................................22

    SECTION 304.     TEMPORARY SECURITIES........................................................................23

    SECTION 305.     REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.........................................24

    SECTION 306.     BOOK ENTRY PROVISIONS FOR GLOBAL SECURITIES.................................................25

    SECTION 307.     MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES............................................27

    SECTION 308.     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED..............................................28

    SECTION 309.     CUSIP NUMBERS...............................................................................29

    SECTION 310.     PERSONS DEEMED OWNERS.......................................................................30

    SECTION 311.     CANCELLATION................................................................................30

    SECTION 312.     COMPUTATION OF INTEREST.....................................................................30


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



ARTICLE FOUR DEFEASANCE AND COVENANT DEFEASANCE..................................................................30

    SECTION 401.     APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE......30

    SECTION 402.     DEFEASANCE AND DISCHARGE....................................................................31

    SECTION 403.     COVENANT DEFEASANCE.........................................................................31

    SECTION 404.     CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.............................................32

    SECTION 405.     DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS
                     PROVISIONS..................................................................................34

    SECTION 406.     REINSTATEMENT...............................................................................35

ARTICLE FIVE REMEDIES............................................................................................35

    SECTION 501.     EVENTS OF DEFAULT...........................................................................35

    SECTION 502.     ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..........................................37

    SECTION 503.     COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.............................38

    SECTION 504.     TRUSTEE MAY FILE PROOFS OF CLAIM............................................................39

    SECTION 505.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.................................40

    SECTION 506.     APPLICATION OF MONEY COLLECTED..............................................................40

    SECTION 507.     LIMITATION ON SUITS.........................................................................41

    SECTION 508.     UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST...................42

    SECTION 509.     RESTORATION OF RIGHTS AND REMEDIES..........................................................42

    SECTION 510.     RIGHTS AND REMEDIES CUMULATIVE..............................................................42

    SECTION 511.     DELAY OR OMISSION NOT WAIVER................................................................42

    SECTION 512.     CONTROL BY HOLDERS..........................................................................43

    SECTION 513.     WAIVER OF PAST DEFAULTS.....................................................................43

    SECTION 514.     UNDERTAKING FOR COSTS.......................................................................43

    SECTION 515.     WAIVER OF STAY, EXTENSION OR USURY LAWS.....................................................44

    SECTION 516.     REMEDIES SUBJECT TO APPLICABLE LAW..........................................................44


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


ARTICLE SIX THE TRUSTEE..........................................................................................44

    SECTION 601.     DUTIES OF TRUSTEE...........................................................................44

    SECTION 602.     NOTICE OF DEFAULTS..........................................................................46

    SECTION 603.     CERTAIN RIGHTS OF TRUSTEE...................................................................46

    SECTION 604.     TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITIONS OF SECURITIES OR APPLICATION OF PROCEEDS
                     THEREOF.....................................................................................48

    SECTION 605.     TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS; ETC....................................48

    SECTION 606.     MONEY HELD IN TRUST.........................................................................48

    SECTION 607.     COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM.............................49

    SECTION 608.     CONFLICTING INTERESTS.......................................................................50

    SECTION 609.     TRUSTEE ELIGIBILITY.........................................................................50

    SECTION 610.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE...................................50

    SECTION 611.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR......................................................52

    SECTION 612.     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.................................53

    SECTION 613.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...........................................54

    SECTION 614.     APPOINTMENT OF AUTHENTICATING AGENT.........................................................54

    SECTION 615.     CONFLICTING INTERESTS.......................................................................56

    SECTION 616.     APPOINTMENT OF CO-TRUSTEE...................................................................56

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..................................................57

    SECTION 701.     COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS...................................57

    SECTION 702.     DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS................................................57

    SECTION 703.     REPORTS BY TRUSTEE..........................................................................58

    SECTION 704.     REPORTS BY COMPANY..........................................................................58

    SECTION 705.     STATEMENT AS TO COMPLIANCE..................................................................59

    SECTION 706.     STATEMENT BY OFFICERS AS TO DEFAULT.........................................................59

    SECTION 707.     CALCULATION OF ORIGINAL ISSUE DISCOUNT......................................................59


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


ARTICLE EIGHT CONSOLIDATION, MERGER, SALE OF ASSETS..............................................................59

    SECTION 801.     COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS........................................59

    SECTION 802.     SUCCESSOR SUBSTITUTED.......................................................................61

ARTICLE NINE SUPPLEMENTAL INDENTURES.............................................................................61

    SECTION 901.     SUPPLEMENTAL INDENTURES AND AGREEMENTS WITHOUT CONSENT OF HOLDERS...........................61

    SECTION 902.     SUPPLEMENTAL INDENTURES AND AGREEMENTS WITH CONSENT OF HOLDERS..............................63

    SECTION 903.     EXECUTION OF SUPPLEMENTAL INDENTURES AND AGREEMENTS.........................................64

    SECTION 904.     EFFECT OF SUPPLEMENTAL INDENTURES...........................................................65

    SECTION 905.     CONFORMITY WITH TRUST INDENTURE ACT.........................................................65

    SECTION 906.     REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES..........................................65

    SECTION 907.     NOTICE OF SUPPLEMENTAL INDENTURES...........................................................65

ARTICLE TEN COVENANTS............................................................................................66

    SECTION 1001.    PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST..................................................66

    SECTION 1002.    MAINTENANCE OF OFFICE OR AGENCY.............................................................66

    SECTION 1003.    MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.............................................66

    SECTION 1004.    CORPORATE EXISTENCE.........................................................................68

    SECTION 1005.    RESTRICTIONS ON LIENS.......................................................................68

    SECTION 1006.    LIMITATION ON SALE AND LEASEBACK TRANSACTIONS...............................................70

    SECTION 1007.    PROVISIONS OF FINANCIAL STATEMENTS..........................................................71

    SECTION 1008.    WAIVER OF CERTAIN COVENANTS.................................................................71

ARTICLE ELEVEN REDEMPTION OF SECURITIES..........................................................................72

    SECTION 1101.    RIGHTS OF REDEMPTION........................................................................72

    SECTION 1102.    APPLICABILITY OF ARTICLE....................................................................72

    SECTION 1103.    ELECTION TO REDEEM; NOTICE TO TRUSTEE.......................................................72

    SECTION 1104.    SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED...........................................72



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

    SECTION 1105.    NOTICE OF REDEMPTION........................................................................73

    SECTION 1106.    DEPOSIT OF REDEMPTION PRICE.................................................................74

    SECTION 1107.    SECURITIES PAYABLE ON REDEMPTION DATE.......................................................74

    SECTION 1108.    SECURITIES REDEEMED OR PURCHASED IN PART....................................................75

ARTICLE TWELVE SATISFACTION AND DISCHARGE........................................................................75

    SECTION 1201.    SATISFACTION AND DISCHARGE OF INDENTURE.....................................................75

    SECTION 1202.    APPLICATION OF TRUST MONEY..................................................................76

TESTIMONIUM

SIGNATURES


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                  INDENTURE, dated as of August 15, 2001 between Republic
Services, Inc. and The Bank of New York, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

                  WHEREAS, the Company deems it necessary to issue from time to time for its lawful purposes senior debt securities (the "Securities" ) evidencing its unsecured and unsubordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear such rates of interest, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided;

                  WHEREAS, this Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act;

                  All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and (ii) this Indenture a valid agreement of the Company;

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.      DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires or unless such definition is changed or amended in a supplement or amendment to this Indenture:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;



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                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

                  (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

                  Certain terms used principally in various articles herein are defined in those articles.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 105.

                  "Affiliate" means, with respect to any specified Person: (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 5% or more of such specified Person's Capital Stock or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; or (iii) any other Person 5% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

                  "Attributable Debt" means, when used in connection with a sale and leaseback transaction, at any date of determination, the product of (1) the net proceeds from such sale and leaseback transaction multiplied by (2) a fraction, the numerator of which is the number of full years of the term of the lease relating to the property involved in such sale and leaseback transaction (without regard to any options to renew or extend such term) remaining at the date of the making of such computation and the denominator of which is the


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number of full years of the term of such lease measured from the first day of such term.

                  "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law or foreign law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

                  "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee or subcommittee of such Board, except as the context may otherwise require.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Security" means any Global Securities in the form in Exhibit A evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                  "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in New York City and Fort Lauderdale, Florida are authorized or obligated by law to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (including partnership interests) in (however designated) the equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Securities Act, Exchange Act and Trust Indenture Act then the body performing such duties at such time.

                  "Company" means Republic Services, Inc., until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.




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                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the "Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Consolidated Net Tangible Assets" means, as of any date, the total amount of assets of the Company and its Restricted Subsidiaries on a consolidated basis (less applicable reserves and other properly deductible items) after deducting therefrom (1) all current liabilities (excluding any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed or which is supported by other borrowings with a maturity of more than 12 months from the date of calculation,)
(2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (3) appropriate adjustments on account of minority interests of other Persons holding stock of the Company's Subsidiaries, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries (but, in any event, as of a date within 120 days of the date of determination) in each case excluding intercompany items and computed in accordance with generally accepted accounting principles as in effect from time to time.

                  "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

                  "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered,



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


which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exempted Debt" means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined with respect to any series of Securities: (1) Indebtedness of the Company and the Restricted Subsidiaries Incurred after the date of the Supplemental Indenture which sets forth the relevant series of Securities and secured by Liens created, assumed or otherwise Incurred or permitted to exist pursuant to
Section 1005 hereof and (2) Attributable Debt of Republic Services, Inc. and the Restricted Subsidiaries in respect of all sale and leaseback transactions with regard to any Principal Property entered into pursuant to Section 1006 hereof.

                  "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length free market transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a resolution of the Board of Directors.

                  "Funded Debt" means all Indebtedness for money borrowed, including purchase money indebtedness, having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

                  "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States as in effect on the relevant Issue Date.

                  "Global Securities" means Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 306.

                  "Guarantee" means any obligation, contingent or otherwise, of any person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such

Person (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" will not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Holder" means the registered holder of any Security.

                  "Incur" means issue, assume, guarantee, incur or otherwise become liable for. The terms "Incurred," "Incurrence" and "Incurring" shall each have a correlative meaning.

                  "Indebtedness" means with respect to any Person at any date of determination (without duplication), indebtedness for borrowed money or indebtedness evidenced by bonds, notes, debentures or other similar instruments given to finance the acquisition of any businesses, properties or assets of any kind (including, without limitation, capital stock or other equity interests in any Person).

                  "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities, according to the respective terms hereof and thereof.

                  "Independent Investment Banker" means either one or more independent investment banking institutions of national standing chosen by the Company for a particular series of Securities or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

                  "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on the Securities.

                  "Issue Date" means, with respect to any Security, the original issue date of the Securities under this Indenture.

                  "Lien" with respect to any property or assets, means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), but not including the interest of a lessor under a lease that is an operating lease under GAAP.

                  "Maturity" means, when used with respect to any Security, the date on which the principal of such Security becomes due and payable as therein provided or as provided in this Indenture or any supplement or amendment thereto, whether at Stated Maturity or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

                  "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and in form and substance reasonably satisfactory to, and delivered to, the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be reasonably acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

                  "Opinion of Independent Counsel" means a written opinion of counsel which is issued by a Person who is not an employee, director or consultant (other than non-employee legal counsel) of the Company and who shall be reasonably acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

                  "Outstanding" when used with respect to any series of Securities means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust or set aside and segregated in trust by the Company or any Affiliate thereof (if the Company or any Affiliate thereof shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                  (c) Securities, to the extent provided in Sections 402 and 403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

                  (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person (including the Company) authorized by the Company to pay the principal of, premium, if any, or interest on, any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or nonvoting) of such Person's preferred or preference stock, whether now outstanding or issued after the date of the Indenture, including, without limitation, all series and classes of such preferred or preference stock.

                  "Principal Property" means any land, land improvements or building, together with the land upon which it is erected and fixtures comprising a part thereof, in each case, owned or leased by the Company or any Restricted Subsidiary and located in the United States, the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 2% of Consolidated Net Tangible Assets but not including such land, land improvements, buildings or portions thereof which is financed through the issuance of tax exempt governmental obligations, or any such property that has been determined by Board Resolution of Republic Services, Inc. not to be of material importance to the respective businesses conducted by the Company or such Restricted Subsidiary effective as of the date such resolution is adopted.

                  "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture or any supplement or amendment thereto means the date fixed for such redemption by or pursuant to this Indenture or any supplement or amendment thereto.

                  "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture or any supplement or amendment thereto means the price at which it is to be redeemed pursuant to this Indenture or any supplement or amendment thereto.

                  "Reference Treasury Dealer" means (i) one or more Independent Investment Bankers chosen by the Company for any particular series of Securities, provided, however, that if any Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute for such initial purchaser another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

                  "Reference Treasury Dealer Quotations" mean, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on any Securities means the date specified for that purpose as contemplated by Section 301 (whether or not a Business Day) next preceding such Interest Payment Date.

                  "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or any agent of the Trustee appointed hereunder, including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee or any agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Restricted Subsidiary" means any Subsidiary which, at the time of determination, owns or is a lessee pursuant to a capital lease of any Principal Property.

                  "Security" or "Securities" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; PROVIDED, HOWEVER, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly means Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or any successor rating agency.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Indebtedness" means any Indebtedness of the Company which is not expressly subordinated in right of payment to any other Indebtedness of the Company.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

                  "Stated Maturity" means, when used with respect to any Security, the date specified in such Security as the fixed date on which the payment of principal or interest of such Security is due and payable.

                  "Subsidiary" of a Person means, with respect to any Person, any corporation, association, partnership or other business entity of which at least a majority of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.

                  "Temporary Cash Investments" means (1) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof, and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (2) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or any successor rating agency or "A-1" (or higher) according to S&P or any successor rating agency, including the Trustee or any of its affiliates, (3) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, including the Trustee or any of its affiliates, and (4) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; PROVIDED that the short term debt of such commercial bank has a rating, at the time of investment, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P.

                  "Treasury Rate" means, with respect to any Redemption Date,
(1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published Maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable

Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

                  "Voting Stock" of a Person means Capital Stock of any class or kind ordinarily having the power to vote for the election of directors of the Company.

Section 102.      OTHER DEFINITIONS.

                  TERM                                   DEFINED IN SECTION
                  ----                                   ------------------
                  "Act"                                          105
                  "Agent Members"                                306
                  "CUSIP"                                        309
                  "Defaulted Interest"                           308
                  "Defeased Securities"                          401
                  "Security Register"                            305
                  "Security Registrar"                           305
                  "Special Payment Date"                         308
                  "Successor Company"                            801
                  "U.S. Government Obligations"                  404

Section 103.      COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate in a form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in a form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or individual or firm signing such opinion has read and understands such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

Section 104.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                  Any certificate or opinion of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 105.      ACTS OF HOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 105.

                  (b) The ownership of Securities shall be proved by the Security Register.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

                  (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

                  If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; PROVIDED that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such record date.

                  (f) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

Section 106.      NOTICES, ETC., TO THE TRUSTEE, THE COMPANY.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 501(d), in which case, the notice shall be delivered by certified mail) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its

Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or at any other address previously furnished in writing to the Holders or the Company, or any other obligor on the Securities by the Trustee and shall be deemed given upon actual receipt by the Trustee; or

                  (b) the Company by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 501(d), in which case, the notice shall be delivered by certified mail) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company addressed to Republic Services, Inc., 110 S.E. 6th Street, 28th Floor, Fort Lauderdale, Florida 33301, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

Section 107.      NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee and reasonably calculated to reach its destination shall be deemed to be a sufficient giving of such notice.

Section 108.      CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 109.      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110.      SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

Section 111.      SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112.      BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.      GOVERNING LAW.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 114.      LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of any Security) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

Section 115.      INDEPENDENCE OF COVENANTS.

                  All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

Section 116.      SCHEDULES AND EXHIBITS.

                  All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

Section 117.      COUNTERPARTS.

                  This Indenture may be executed in any number of counterparts, each of which shall be deemed an original; but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE TWO

                                 SECURITY FORMS

Section 201.      FORMS OF SECURITIES.

                  The Securities, if any, of each series shall be in substantially the form of exhibit A hereto or as shall otherwise be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 301, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders, or may be produced in any other manner, all as determined by the officers executing such Securities or, as evidenced by their execution of such Securities.

                  The terms and provisions set forth in any Security shall constitute, and are hereby made a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 202.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  Subject to Section 612, the Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture (as such Indenture may be supplemented or amended).

                                     THE BANK OF NEW YORK
                                     as Trustee

                                     By______________________
                                     Authorized Signatory

                                 ARTICLE THREE

                                 THE SECURITIES

Section 301.      AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities shall rank equally and pari passu in right of payment and may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto which may amend the terms of this Indenture unless prohibited by the Trust Indenture Act, prior to the issuances of Securities of any series, any or all of the following, as applicable (each of which, if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series when issued from time to time):

                  (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or
         1108) and whether any series may be reopened for additional Securities of that series; in the event that such series of Securities may be reopened from time to time for issuances of additional Securities of such series, the terms thereof shall indicate whether any such additional Securities shall have the same terms as the prior Securities of such series or whether the Company may establish additional or different terms with respect to such additional Securities;

                  (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal (and premium, if any,) of the Securities of the series shall be payable;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, whether such Securities shall be issued with original issue discount or at a percentage of their principal amount, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which such interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                  (5) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, Securities of the series maybe surrendered for exchange, where Securities of that series that are convertible or exchangeable may be surrendered for the conversion or exchange, as applicable, and where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (6) the period or periods within which, or the date or dates on which, the price or prices at which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have the option;

                  (7) the obligation, if any, of the Company to redeem, repay or purchase Securities or the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, and other terms and condition upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

                  (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 502 or the method by which such portion shall be determined;

                  (10) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to any index, formula or other method, and the manner in which such amounts shall be determined;

                  (11) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (12) any deletions from, modifications of or additions to the Events of Default or covenants or other provisions (including any deletions from, modifications of or additions to any of the provisions of Section 501) of the Company with respect to Securities of the series, whether or not such Events of Default or covenants or other provisions are consistent with the Events of Default or covenants or other provisions set forth herein;

                  (13) the applicability, if any, of Sections 402 and 403 to the Securities of the series (and, in the case of Section 403, if applicable, any additional covenants subject to covenant defeasance) and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Four;

                  (14) if the Securities of such series are to be issuable in definite form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

                  (15) the terms of any temporary securities, the provisions for deposit and withdrawal from a common depository and terms related thereto;

                  (16) if the Securities of the series are to be secured or convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities of the series will be so secured or convertible or exchangeable (including, without limitation, the initial conversion price or rate, the conversion period, the conversion agent, if any, adjustments of the applicable conversion price or rate and any requirements with respect to the reservation of shares or Securities for purposes of conversion);

                  (17) whether the Securities shall be bearer securities and, if so, any provisions related thereto;

                  (18) any other terms of the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise by provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series or to establish additional terms of such series of Securities (which additional terms shall only be applicable to unissued or additional Securities of such series).

                  If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and deliver to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

Section 302.      DENOMINATIONS.

                  The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

Section 303.      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents. The signatures of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, in case the Company, pursuant to Article Eight, shall, in a single transaction or through a series of related transactions, be consolidated, amalgamated, combined or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, amalgamation, or combination or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, amalgamation, combination, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

                  If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security such Security shall be valid nevertheless.

Section 304.      TEMPORARY SECURITIES.

                  (a) Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  (b) If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay, except to comply with applicable law. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  (c) The Securities may be issued as temporary global Securities for deposit with a Common Depository pursuant to terms set forth in a supplemental indenture.

Section 305.      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  The Company shall cause the Trustee to keep, so long as it is the Security Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register for each series of Securities (the register maintained in such office or in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may change the Security Registrar or appoint one or more co-Security Registrars without prior notice; PROVIDED THAT the Company shall promptly notify the Trustee if the Company changes the Security Registrar or appoints a co-Security Registrar.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

                  Furthermore, any Holder of the Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in a Security shall be required to be reflected in a book entry.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, Securities of the same series which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer, or for exchange, repurchase or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer, exchange or redemption of Securities, other than exchanges pursuant to Sections 305 or 307 not involving any transfer, except for any tax or other governmental charge that may be imposed in connection therewith.

                  The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

                  Any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section 305, Sections 304, 306, 906 or 1108 or otherwise, shall also be a Global Security and bear the legend specified in Exhibits A and B hereto.

Section 306.      BOOK ENTRY PROVISIONS FOR GLOBAL SECURITIES.

                  The following provisions shall govern Global Securities except as set forth in an indenture supplemental hereto:

                  (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Exhibits A and B hereto.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary, (ii) the Company, at its option, executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case, such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default or any Default.

                  (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this
Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to conclusively rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

Section 307.      MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

                  If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay or purchase such Security, as the case may be.

                  Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, its agents and its counsel) connected therewith.

                  Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 308.      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

                  Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special Payment Date and shall fix the Special Record Date not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

                  (c) Any series of Securities may provide for changes in interest rates or changes in spreads and any changes in redemption provisions in connection therewith or changes in maturity to the extent set forth in a supplemental Indenture with respect to such Securities.

                  Subject to the foregoing provisions of this Section 308, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 309.      CUSIP NUMBERS.

                    The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Company, or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; PROVIDED, HOWEVER, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and PROVIDED FURTHER, HOWEVER, that failure to use CUSIP numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

Section 310.      PERSONS DEEMED OWNERS.

                  Prior to and at the time of due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 308) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 311.      CANCELLATION.

                  All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 311, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall, upon written request of the Company, be disposed in accordance with the Trustee's standard procedures, unless by a Company Order received by the Trustee prior to such disposition, the Company shall direct that the canceled Securities be returned to it. The Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

Section 312.      COMPUTATION OF INTEREST.

                  Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 401. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

                  If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 402 or (b) covenant defeasance of the Securities of or within a series under Section 403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities, and the Company may at its option by Board Resolution, at any time, with respect to such Securities, elect to have Section 402 (if applicable) or Section 403 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article.

Section 402.      DEFEASANCE AND DISCHARGE.

                  Upon the Company's exercise of the option applicable to this Section with respect to any Securities of or within a series, the Company and any other obligor upon the applicable series of Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in Section 404 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and any other obligor under this Indenture shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all its other obligations under such series of Securities and this Indenture insofar as such series of Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 404 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such series of Securities, when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 303, 304, 305, 307, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 607, and (d) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to a series of Securities.

Section 403.      COVENANT DEFEASANCE.

                  Upon the Company's exercise of the option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under any covenant or provision contained or referred to in Sections 1005, 1006 and 1007 and any other covenant or provision if specified pursuant to Section 301, with respect to the Defeased Securities, on and after the date the conditions set forth in Section 404 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder, and the Events of Default under Section 501(c) and (d) and any Event of Default specified to be covered by this Section 403 for a series in accordance with
Section 301 shall cease to be in full force and effect with respect to the applicable series of Securities. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c) and (d) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

Section 404.      CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

                  The following shall be the conditions to application of either
Section 402 or Section 403 to the Defeased Securities of or within a series:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such series of Securities, (a) cash in United States dollars in an amount, (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and with no further reinvestment will provide, not later than one day before the due date of payment, money in an amount, or (c) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on, the Defeased Securities, on the Stated Maturity of such principal or interest. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

                  (2) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (3) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                  (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Section 501(e) is concerned, at any time during the period ending on the 91st day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Restricted Subsidiary is a party or by which it is bound;

                  (6) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

                  (7) The Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the applicable series of Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

                  (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the applicable series of Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit; and

                  (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 402 or the covenant defeasance under Section 403 (as the case may be) have been complied with.

                  Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

                  Notwithstanding any other provisions of this Article Four, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions and limitations which may be imposed by the Company in connection therewith pursuant to Section 301.

Section 405. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 404 in respect of the Defeased Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such series of Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Company or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such series of Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  Unless otherwise specified with respect to any Security pursuant to Section 301, the Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

                  Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

Section 406.      REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the applicable series of Securities shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be; PROVIDED, HOWEVER, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security of such series following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities of such series and the Company shall be subrogated to the rights of the Holders of such series of Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent pursuant to
Section 402 or 403.

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.      EVENTS OF DEFAULT.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) with respect to a particular series of Securities except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301:

                  (a) there shall be a default in the payment of any installment of interest on any of the Securities of such series when it becomes due and payable, and such default shall continue for a period of 30 days;

                  (b) there shall be a default in the payment of the principal of (or premium, if any, on) any of the Securities of such series when it becomes due and payable, whether at Maturity, upon redemption by declaration or otherwise);

                  (c) there shall be a default in the performance, or breach, of any covenant or agreement of the Company applicable to such series of Securities (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clause (a) and (b)) and such default or breach shall continue for a period of 60 days after written notice to the Company specifying such failure and requiring the Company or any Restricted Subsidiary to remedy the same has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of each affected series, with each affected series voting as a separate class;

                  (d) any Indebtedness of the Company or any Restricted Subsidiary of the Company with an aggregate principal amount of at least $25,000,000 shall not have been paid when due and shall continue not to be paid for 25 days after written notice by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of each series (with the Holders of all Outstanding Securities voting as one class);

                  (e) (i) there shall have been the entry by a court of competent jurisdiction of (A) a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case or proceeding under any applicable Bankruptcy Law or (B) a decree or order adjudging the Company or any Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days or (ii) (A) the Company or any Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (B) the Company or any

Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (C) the Company or any Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (D) the Company or any Subsidiary (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Subsidiary or of any substantial part of their respective properties, (2) makes an assignment for the benefit of creditors or
(3) admits in writing its inability to pay its debts generally as they become due or (E) the Company or any Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (e)(ii); or

                  (f) any other Event of Default provided with respect to Securities of that series.

Section 502.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  If an Event of Default (other than an Event of Default specified in Section 501(e)) with respect to Securities of any series at the time Outstanding, shall occur and be continuing, unless the principal and interest with respect to all of the Securities of such series shall have already become due and payable, the Trustee or the Holders of not less than 25% aggregate in principal amount of the Securities of that series (with each affected series voting as a separate class) then Outstanding may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities of that series affected thereby to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities) and upon any such declaration, such principal, premium, if any, and interest shall become due and payable immediately. If an Event of Default specified in clause (e) of Section 501 occurs and is continuing, unless the principal and interest with respect to the Securities shall have already become due and payable, then the Securities of all series shall IPSO FACTO become and be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings.

                  Unless otherwise provided pursuant to Section 301, in the event of a declaration of acceleration because of an Event of Default set forth in clause (d) of Section 501 has occurred and is continuing, such declaration acceleration shall be automatically rescinded and annulled if the Event of Default triggering such Event of Default pursuant to clause (d) above shall be remedied or cured by the Company or the relevant Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

                  At any time after a declaration of acceleration with respect to any of the Securities of any series, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of a majority in principal amount of the Outstanding Securities of any affected series (with each affected series voting as a separate class), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i) all sums paid or advanced by the Trustee under
                  this Indenture and the reasonable compensation, fees and expenses, disbursements and advances of the Trustee, its agents and counsel,

                           (ii) all overdue interest on all Outstanding
                  Securities of such series,

                           (iii) the principal of and premium, if any, on any
                  Outstanding Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such series of Securities, and

                           (iv) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the applicable series of Securities;

                  (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

                  (c) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the applicable series Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 503.      COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
                  BY TRUSTEE.

                  The Company covenants that if

                  (a) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of or premium, if any, on any Security of any series at the Stated Maturity thereof or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such series of Securities, the whole amount then due and payable on the Securities of such series for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities of such series, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or to enforce any other proper remedy, subject however to Section 512. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

Section 504.      TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such series of Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities of any series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, fees and expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  For purposes of this Section, the Trustee is hereby designated as the attorney-in-fact for the Holders.

Section 505.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

                  All rights of action and claims under this Indenture with respect to any series of Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, fees and expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of such series in respect of which such judgment has been recovered.

Section 506.      APPLICATION OF MONEY COLLECTED.

                  Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the several Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 607;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, on the Securities of such series in the order of the maturity of the installments of such interest, such payments to be made ratably to the Persons entitled thereto, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

Section 507.      LIMITATION ON SUITS.

                  No Holder of any series of Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or any series of Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, fees and expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer (and, if requested, provision) of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of the affected series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security of any series to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Security of any series, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

Section 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.      RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.      RIGHTS AND REMEDIES CUMULATIVE.

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.      DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event



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


of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.      CONTROL BY HOLDERS.

                  The Holders of not less than a majority in aggregate principal amount of any series of Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Article Five with respect to such series, PROVIDED that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 507), expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein; and

                  (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.      WAIVER OF PAST DEFAULTS.

                  Prior to the acceleration of the maturity of any series of the Securities, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any or all series (voting separately as a class) affected may on behalf of the Holders of all Outstanding Securities of any such series waive any past Default or Event of Default and its consequences, except a Default or Event of Default

                  (a) in the payment of the principal of, premium, if any, or interest on any Security (which may only be waived with the consent of each Holder of Securities affected); or

                  (b) in respect of a covenant or a provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Security Outstanding affected by such modification or amendment.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.      UNDERTAKING FOR COSTS.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any



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

court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515.      WAIVER OF STAY, EXTENSION OR USURY LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 516.      REMEDIES SUBJECT TO APPLICABLE LAW.

                  All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                  ARTICLE SIX

                                   THE TRUSTEE

Section 601.      DUTIES OF TRUSTEE.


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


                  Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

                  (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (b) except during the continuance of a Default or an Event of
Default:

                           (1) the Trustee need perform only those duties as are
                  specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture against the Trustee; and

                           (2) in the absence of bad faith or willful misconduct
                  on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions which by any provision hereof are required to be furnished to the Trustee, to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this Subsection (c) does not limit the effect of
                  Subsection (b) of this Section 601;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture;

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to Subsections (a), (b), (c) and (d) of this Section 601; and

                  (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

Section 602.      NOTICE OF DEFAULTS.

                  Within 90 days after a Responsible Officer of the Trustee receives actual notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other Persons entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder actually known to the Trustee, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

Section 603.      CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Section 601 hereof and Trust Indenture Act Sections 315(a) through 315(d):

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon receipt by it of any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding of an affected series shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; PROVIDED, FURTHER, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be required to take notice, and shall not be deemed to have notice, of any Default or Event of Default hereunder, except Events of Default described in paragraphs (a) and (b) of
Section 501 hereof unless a Responsible Officer of the Trustee shall be notified specifically of the Default or Event of Default on a written instrument or document received by the Trustee at its Notice Address by the Company or by the Holders of at least 10% of the aggregate principal amount of any Securities then outstanding and affected and such notice references the Securities and this



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


Indenture. In the absence of delivery of notice satisfying those requirements, the Trustee may assume conclusively that there is no Default or Event of Default, except as noted above;

                  (i) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed by the Trustee to act hereunder.

Section 604. TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITIONS OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility on Form T-1 to be supplied to the Company will be true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.      TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS; ETC.

                  The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

Section 606.      MONEY HELD IN TRUST.

                  All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds, except to the extent required by mandatory provisions of law. Except for funds or securities




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

deposited with the Trustee pursuant to Article Four, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Temporary Cash Investments in accordance with the written directions of the Company.

                  In the event of a loss on the sale of such investments (after giving effect to any interest or other income thereon except to the extent theretofore paid to the Company), the Trustee shall have no responsibility in respect of such loss except that the Trustee shall notify the Company of the amount of such loss and the Company shall promptly pay such amount to the Trustee to be credited as part of the moneys originally invested.

Section 607.      COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS
                  PRIOR CLAIM.

                  The Company covenants and agrees to pay to the Trustee from time to time, such compensation as agreed to in writing by the Company and the Trustee and reasonable compensation for all other services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of all express trust), and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable fees, expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture and as agreed upon in the fee agreement between the Trustee and the Company (including the reasonable compensation and the fees, expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ); except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Company also covenants and agrees to indemnify the Trustee and its directors, officers, agents and employees and each predecessor Trustee (the "Indemnitees") for, and to hold them harmless against, any claim, loss, liability, damage, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 607 and also including any liability which the Indemnitees may incur as a result of failure to withhold, pay or report any tax, assessment, fine, penalty, damages or other governmental charge, and the costs, fees and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 607 to compensate and indemnify the Indemnitees and each predecessor Trustee and to pay or reimburse the Trustee and each




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

predecessor Trustee for reasonable fees, expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

Section 608.      CONFLICTING INTERESTS.

                  The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 609.      TRUSTEE ELIGIBILITY.

                  There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a) and which shall have a combined capital and surplus of at least $50,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have a Corporate Trust Office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.

                  (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under
Section 611.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company no later than 30 Business Days prior to the proposed date of resignation. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, at the expense of the Company, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for



                                      -50-
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the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor trustee.

                  (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with the
                  provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months,

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section
611. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, the Company has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner provided herein, the Trustee or the Holder of any Security who has been a bona fide Holder of a Security of such series for at least six months may, subject to



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

Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of a series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

Section 611.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys, Temporary Cash Investments and other property relating thereto at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

                  No successor trustee with respect to the Securities shall accept appointment as provided in this Section 611 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and



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


(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee co-trustees of the same trust and that such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by an other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 611, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by Section 610. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

Section 612.      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may



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

authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 613.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein, as qualified by Trust Indenture Act Section 311(b).

Section 614.      APPOINTMENT OF AUTHENTICATING AGENT.

                  At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any




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

time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case of any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                             By__________________________
                                                 as Authenticating Agent

                                             By__________________________
                                                 Authorized Signatory


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


Section 615.      CONFLICTING INTERESTS.

                  (a) The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (b) The indenture dated as of May 24, 1999, for the Company's 6 5/8% Notes due 2004 and the Company's 7 1/8% notes due 2009 between the Company and The Bank of New York shall be deemed to be specifically described herein for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

Section 616.      APPOINTMENT OF CO-TRUSTEE.

                  (A) For the purpose of meeting any legal requirements of any jurisdiction in which the Company may at the time be located in connection with the enforcement of any right or the taking of any action on behalf of the Holders of any Securities issued hereunder, the Trustee shall have the power and may execute and deliver all instruments necessary to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. Each co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a trustee under Section 607. The Trustee shall promptly notify the Holders and the Company of the appointment of a co-trustee or separate trustee under this section.

                  (B) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (a) all rights, powers, duties and obligations
conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (b) no trustee hereunder shall be personally liable
by reason of any act or omission of any other trustee hereunder;

                           (c) the Trustee may at any time accept the
resignation of or remove any separate trustee or co-trustee;

                           (d) any notice, request or other writing given to the
Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustees, as effectively as if given to




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

each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Six. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection or rights (including the rights to compensation, reimbursement and indemnification hereunder) to, the Trustee. Every such instrument shall be filed with the Trustee; and

                           (e) any separate trustee or co-trustee may at any
time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name for the purposes of enforcing any rights or taking any other action on behalf of the Holders of any Securities issued hereunder.

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

Section 702.      DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

                  Holders may communicate pursuant to Trust Indenture Act
Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Company, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c).



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

Further, every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

Section 703.      REPORTS BY TRUSTEE.

                  (a) Within 60 days after May 1 of each year commencing with the first May 1 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 1 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

                  (b) A copy of each report transmitted to Holders pursuant to this Section 703 shall, at the time of such transmission, be mailed to the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Company will notify the Trustee promptly if the Securities are listed on any stock exchange or delisted therefrom.

Section 704.      REPORTS BY COMPANY.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  The Trustee shall be under no obligation to analyze or make any credit decision with respect to any financial statements or reports received by it hereunder, but shall hold such financial statements or reports solely for the benefit of and/or review by the holders of the Securities.

                  Delivery of such reports, information and documents to the Trustee hereunder and under Section 1007 is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained



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

therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 705.      STATEMENT AS TO COMPLIANCE.

                  The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signers may have knowledge.

Section 706.      STATEMENT BY OFFICERS AS TO DEFAULT.

                  The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

Section 707.      CALCULATION OF ORIGINAL ISSUE DISCOUNT.

                  If Securities of a series are issued with original issue discount, upon request of the Trustee, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods), if any, accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE EIGHT

                      CONSOLIDATION, MERGER, SALE OF ASSETS

Section 801.      COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  The Company will not, in a single transaction or through a series of related transactions, consolidate, amalgamate, combine or merge with or into any other Person or, directly or indirectly, sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Persons, or permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions, if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, lease, transfer or disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis to any other Person or group of Persons, unless at the time and after giving effect thereto:

                           (i) either (a) the Company will be the continuing
                  corporation in the case of a merger, combination or consolidation or (b) the Person (if other than the Company) formed by such consolidation or the resulting, surviving or transferee Person, if other than the Company (the "Successor Company",) will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, including the payment of all amounts due on the Securities and the performance of the covenants under this Indenture and any supplemental indenture related to such Securities and in each case, the Securities and the Indenture will remain in full force and effect as so supplemented;

                           (ii) immediately after giving effect to such
                  transaction or series of transactions on a PRO FORMA basis, including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions, no Default or Event of Default will have occurred and be continuing and the Company will have delivered to the Trustee an Officers' Certificate to that effect;

                           (iii) at the time of the transaction the Company or
                  the Successor Company will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such transaction or series of transactions, and, if a supplemental indenture is required in connection with such transaction or series of transactions to effectuate such assumption, such supplemental indenture in respect thereof comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

                  If under the aforementioned circumstances, the Company's properties or assets become subject to a Lien not permitted by the Indenture, the Company will equally and ratably secure the Securities.

                  Notwithstanding the foregoing, any Restricted Subsidiary may consolidate, amalgamate or combine with or merge with or into or, directly or indirectly, sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of its properties and assets to the Company or, subject to the condition set forth in clause (ii) in the preceding sentence, to any other Restricted Subsidiary.

Section 802.      SUCCESSOR SUBSTITUTED.

                  Upon any consolidation, combination, amalgamation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company, if any, in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor had been named as the Company herein, in the Securities and the Company shall be discharged from all obligations and covenants under the Indenture and the Securities; PROVIDED that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.      SUPPLEMENTAL INDENTURES AND AGREEMENTS WITHOUT CONSENT
                  OF HOLDERS.

                  Without the consent of any Holders, the Company and any other obligor under the Securities when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to the Indenture or any series of the Securities, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company pursuant to the provisions of Article Eight and the assumption by such successor of the covenants, agreements and obligations of the Company in the Indenture and in the Securities;

                  (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company.

                  (c) to surrender any right or power conferred upon the Company by the Indenture, to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders as the Board of Directors of the Company shall consider to be for the protection of the Holders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions, or provisions a Default or an Event of Default under the Indenture (and if such Default or Events of Default are to be for the benefit of less than all series




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

of Securities, stating that such Defaults or Events of Default are expressly being included solely for the benefit of such series) (PROVIDED, HOWEVER, that with respect to any such additional restriction, condition, or provision, such supplemental indenture may provide for a period of grace after default, which may be shorter or longer than that allowed in the case of other Defaults, may provide for an immediate enforcement upon such Default, may limit the remedies available to the Trustee upon such Default, or may limit the right of Holders of a majority in aggregate principal amount of any series of the Securities for which such additional Events of Default apply to waive such Default);

                  (d) to change or eliminate any of the provisions of this Indenture with respect to any series of Securities; PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                  (e) to secure the Securities pursuant to the requirements of such indenture supplement, if applicable;

                  (f) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301, which is not yet issued;

                  (g) to cure any ambiguity or to correct or supplement any provision contained in the Indenture, in any supplemental indenture or in the Securities of any series that may be defective or inconsistent with any other provision contained herein or therein, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to make such other provisions in regard to matters or questions arising under the Indenture as shall not adversely affect the interests of any Holders;

                  (h) to modify or amend the Indenture in such a manner as to permit the qualification of the Indenture or any supplemental indenture under the Trust Indenture Act as then in effect;

                  (i) to comply with the provisions of Article Eight;

                  (j) to add guarantees with respect to any series of the Securities of any series or to secure any series of the Securities of any series;

                  (k) to make any change that does not adversely affect the rights of any Holder;

                  (l) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to sections 401, 402 and 403;

provided that any such actions shall not adversely affect the interests of Holders of Securities of such series or any other series of Securities in any material respect; and

                  (m) to evidence and provide for the acceptance of appointment by a successor or separate Trustee with respect to the Securities of any series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the Indenture by more than one Trustee.

Section 902.      SUPPLEMENTAL INDENTURES AND AGREEMENTS WITH CONSENT OF
                  HOLDERS.

                  Except as permitted by Section 901 or as provided pursuant to
Section 301, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series affected thereby with each series voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company when authorized by Board Resolutions, and the Trustee may (i) enter into an indenture or indentures supplemental hereto or agreements in form and substance reasonably satisfactory to the Trustee, for the purpose of adding any provisions to, amending, modifying or changing in any manner, or eliminating any of the provisions of the Indenture, of any supplemental indenture or the Securities of each such series (including but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture or the Securities of such series) or (ii) waive compliance with any provision in the Indenture or the Securities of such series (other than waivers of past defaults covered by Section 513 and waivers of covenants covered by Section 1008); PROVIDED, HOWEVER, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security of all series affected thereby:

                  (a) reduce the percentage in principal amount of the Outstanding Securities of such series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults;

                  (b) reduce the rate of or extend the time for payment of interest on the Securities of such series or reduce the amount of any payment of interest on the Securities of such series;

                  (c) reduce the principal of or change the Stated Maturity of the Securities of such series;

                  (d) reduce the premium payable upon the redemption of the Securities of such series or change the time at which the Securities of such series may or shall be redeemed;

                  (e) impair the right to institute suit for enforcement of any payment of principal, premium, if any, or interest on the Securities of such series after the Stated Maturity thereof (or in the case of redemption, on or after the Redemption Date);

                  (f) make the Securities of such series payable in a currency other than U.S. dollars;

                  (g) change the place where any Security or any premium or interest or any other amount is payable;

                  (h) modify any of the provisions of this Section 902 or
Section 513 or 1008, except to increase the percentage of such Outstanding Securities of such series required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each such Security of such series affected thereby;

                  (i) amend or modify any of the provisions of this Indenture in any manner which subordinates the Securities of such series issued in right of payment to any other Indebtedness of the Company;

                  (j) release any security that may have been granted with respect to the Securities of such series; or

                  (k) make any change in the provisions of the Indenture relating to waivers of defaults or amendments that require unanimous consent.

                  Upon the written request of the Company, accompanied by a copy of Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

                  It shall not be necessary for any Act of Holders under this
Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders with respect to such covenant or other provisions, shall be deemed not to affect the rights under this Indenture of the Holders of any other series.

Section 903.      EXECUTION OF SUPPLEMENTAL INDENTURES AND AGREEMENTS.

                  In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust

Indenture Act Sections 315(a) through 315(d) and Section 601 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument (a) is authorized or permitted by this Indenture and (b) to the knowledge of the officer executing the Officer's Certificate and to the knowledge of the legal counsel delivering the Opinion of Counsel, as the case may be, does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of the Company or any Restricted Subsidiary. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.      EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities of the series affected thereby theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.      CONFORMITY WITH TRUST INDENTURE ACT.

                  Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.      REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907.      NOTICE OF SUPPLEMENTAL INDENTURES.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security of any series affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the



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

Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                  ARTICLE TEN

                                    COVENANTS

Section 1001.     PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                  The Company shall duly and punctually pay the principal of, premium, if any, and interest on each of the series of Securities in accordance with the terms of the applicable series of the Securities and this Indenture. Unless otherwise specified pursuant to Section 301, payments for any Securities may be made by check or wire transfer.

Section 1002.     MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain an office or agency where Securities may be presented or surrendered for payment. The Company also will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee or its affiliates, at its corporate trust office initially located at 101 Barclay Street, Floor 21W, New York, New York 10286, will be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee or its affiliates and the Company hereby appoints the Trustee or its affiliates such agent as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

                  The Trustee shall initially act as Paying Agent for the Securities.

Section 1003.     MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

                  If the Company or any of its Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in



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

trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  If the Company or any of its Affiliates is not acting as Paying Agent, the Company will, on or before 10:00 a.m. New York City time of each due date of the principal of, premium, if any, or interest on any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee prompt notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on the Securities;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the NEW YORK TIMES and THE WALL STREET JOURNAL (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

Section 1004.     CORPORATE EXISTENCE.

                  Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Restricted Subsidiary or any trademark, trade name or service mark of the Company or any Restricted Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct or the business of the Company and its Restricted Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the ability of the Company to perform its obligations hereunder.

Section 1005.     RESTRICTIONS ON LIENS.

                  (a) The Company will not, and will not permit any Restricted Subsidiary of the Company to, Incur any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property of the Company or a Restricted Subsidiary, whether such shares of stock, Indebtedness or other obligations of a Subsidiary or Principal Property is owned at the date of the Indenture or thereafter acquired, without in any such case effectively providing that all the Securities will be directly secured equally and ratably with such Lien.

                  (b) The foregoing restrictions will not apply to:

                  (1) the Incurrence of any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the Indenture (including acquisitions by way of merger or consolidation) by the Company or a Restricted Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any Lien upon any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the Indenture existing at the time of such acquisition, or the acquisition of any shares of stock, Indebtedness or other obligations of a subsidiary or any Principal Property subject to any Lien without the assumption thereof, PROVIDED that every such Lien referred to in this clause (1) shall attach only to the shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property so acquired and fixed improvements thereon;

                  (2) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property existing at the date of the Indenture or with respect to any series of Securities, the date of the supplemental indenture which sets forth the terms of any such series of Securities or the Board Resolution under which any such series of Securities is created;

                  (3) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property in favor of the Company or any Restricted Subsidiary;

                  (4) any Lien on Principal Property being constructed or improved securing loans to finance such construction or improvements;

                  (5) any Lien on shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property Incurred in connection with the issuance of tax exempt government obligations; and

                  (6) any renewal of or substitution for any Lien permitted by any of the preceding clauses (1) through (5), PROVIDED, in the case of a Lien permitted under clause (1), (2) or (4), the debt secured is not increased nor the Lien extended to any additional assets.

                  (c) Notwithstanding the foregoing, the Company or any Restricted Subsidiary may create or assume Liens in addition to those permitted by clauses (1) through (6), and renew, extend or replace such Liens, provided that at the time of such creation, assumption, renewal, extension or replacement of such Lien, and after giving effect thereto, together with any sale and leaseback transactions permitted under Section 1006(b) hereof, Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

                  (d) For the purposes of this Section 1005 and Section 1006, the giving of a guarantee which is secured by a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property, and the creation of a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property to secure Indebtedness that existed prior to the creation of such Lien, shall be deemed to involve the creation of Indebtedness in an amount equal to the principal amount guaranteed or secured by such Lien.

Section 1006.     LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, sell or transfer, directly or indirectly, except to the Company or a Restricted Subsidiary, any Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of such property, except a lease for a period of two years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; PROVIDED that, notwithstanding the foregoing, the Company or any Restricted Subsidiary may sell any such Principal Property and lease it back for a longer period:

                  (1) if the Company or such Restricted Subsidiary would be entitled, pursuant to Section 1005 hereof, to create a mortgage on the property to be leased securing Funded Debt in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the outstanding Securities; or

                  (2) if the Company promptly informs the Trustee of such transaction, the net proceeds of such transaction are at least equal to the Fair Market Value (as determined by Board Resolution) of such property, and the Company causes an amount equal to the net proceeds of the sale to be applied to the retirement, within 180 days after receipt of such proceeds, of Funded Debt Incurred or assumed by the Company or a Restricted Subsidiary (including the Securities); PROVIDED further that, in lieu of applying all or any part of such net proceeds to such retirement, the Company may, within 75 days after such sale or transfer, deliver or cause to be delivered to the applicable trustee for cancellation either debentures or notes evidencing Funded Debt of the Company (which may include the Outstanding Securities) or of a Restricted Subsidiary previously authenticated and delivered by the applicable trustee, and not theretofore tendered for sinking fund purposes or called for a sinking fund or otherwise applied as a credit against an obligation to redeem or retire such notes or debentures. If the Company so delivers debentures or Notes to the applicable trustee with an Officers' Certificate, the amount of cash that the Company will be required to apply to the retirement of Funded Debt will be reduced by an amount equal to the aggregate of the then applicable optional redemption prices (not including any optional sinking fund redemption prices) of such debentures or notes, or if there are no such redemption prices, the principal amount of such debentures or notes, provided, that in the case of debentures or notes which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of the maturity thereof, such amount of cash shall be reduced by the amount of principal of such debentures or Notes that would be due and payable as of the date of such application upon a declaration of acceleration of the maturity thereof pursuant to the terms of the indenture pursuant to which such debentures or notes were issued; or

                  (3) if the Company, within 180 days after the sale or transfer, applies or causes a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or Fair Market Value of the Principal Property so sold and leased back at the time of entering into such sale and leaseback transaction (in either case as determined by Board Resolution of the Company) to purchase other Principal Property having a Fair Market Value at least equal to the Fair Market Value of the Principal Property (or portion thereof) sold or transferred in such sale and leaseback transaction.

                  (b) Notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into sale and leaseback transactions in addition to those permitted in this paragraph and without any obligation to retire any outstanding notes or other Funded Debt, provided that at the time of entering into such sale and leaseback transactions and after giving effect thereto, together with any Liens permitted under Section 1005(c) hereof, Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

Section 1007.     PROVISIONS OF FINANCIAL STATEMENTS.

                  Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Sections 13(a) or 15(d) if the Company was so subject, such documents to be filed with the Commission on or prior to the date (the "Required Filing Date") by which the Company would have been required so to file such documents if the Company was so subject. The Company will also in any event
(x) within 15 days of each Required Filing Date (i) transmit by mail to all holders, as their names and addresses appear in the security register, without cost to such holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act if the Company were subject to either of such Sections and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective holder at the Company's cost.

Section 1008.     WAIVER OF CERTAIN COVENANTS.

                  Except as specified pursuant to Section 301 for Securities of any series, the Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1005, 1006 and 1007 and any other covenants specified pursuant to Section 301 if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby (voting as one class) shall, by Act of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.     RIGHTS OF REDEMPTION.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, each series of Securities will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a Redemption Price (a "Redemption Price") equal to the greater of (i) 100% of the principal amount of the applicable series of Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of Securities discounted to the Redemption Date (the "Redemption Date") on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus an amount of basis points specified in the supplemental indenture creating such series, plus accrued interest for the Redemption Date.

Section 1102.     APPLICABILITY OF ARTICLE.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Eleven except as otherwise specified as contemplated by Section 301 for Securities of any series.

Section 1103.     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem any Securities shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of the applicable series of Securities to be redeemed except as otherwise specified as contemplated by
Section 301 for Securities of any series.

Section 1104.     SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

                  If less than all of the applicable series of Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 nor less than 30 days prior to the Redemption Date. The Trustee shall select the Securities or portions thereof for redemption from the Outstanding Securities of such series not previously called by such method as the Trustee shall deem fair and appropriate. The amounts to be redeemed shall be equal to $1,000 or any integral multiple thereof.

                  The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 1105.     NOTICE OF REDEMPTION.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

                  All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all Outstanding Securities of a series are to be redeemed, the identification of the particular Securities to be redeemed;

                  (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

                  (g) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002 where such Securities are to be surrendered for payment of the Redemption Price;

                  (h) the CUSIP number, if any, relating to such Securities; and

                  (i) the procedures that a Holder must follow to surrender the Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request delivered at least 15 days prior to the date such notice is to be given (unless a shorter period shall be reasonably acceptable to the Trustee), by the Trustee in the name and at the expense of the Company. If the Company elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1105.

                  The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

Section 1106.     DEPOSIT OF REDEMPTION PRICE.

                  On or prior to 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all the applicable series of Securities or portions thereof which are to be redeemed on that date. The Paying Agent shall promptly mail or deliver to Holders of Securities so redeemed payment in an amount equal to the Redemption Price of the Securities purchased from each such Holder. Subject to Section 601(f), all money, if any, earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Company.

Section 1107.     SECURITIES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, the Securities of any series so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities of such series (except as otherwise specified pursuant to Section 301) shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to the terms and the provisions of Section 308.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

Section 1108.     SECURITIES REDEEMED OR PURCHASED IN PART.

                  Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

Section 1201.     SATISFACTION AND DISCHARGE OF INDENTURE.

                  Unless otherwise specified pursuant to Section 301, this Indenture shall, upon Company Request, be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities as expressly provided for herein) as to all Outstanding Securities of any series hereunder specified in such Company Request, and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (1) all the Securities of such series theretofore
                  authenticated and delivered (other than (i) lost, stolen or destroyed Securities of such series which have been replaced or paid as provided in Section 308 or (ii) all Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (2) all such Securities of such series not
                  theretofore delivered to the Trustee for cancellation (i) have become due and payable or, (ii) will become due and payable at their Stated Maturity within one year; and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge (without consideration of any reinvestment and after payment of all taxes or other charges and assessments in respect thereof payable by the Trustee) the entire Indebtedness on the Securities of such series not theretofore delivered to the Trustee for cancellation, including the principal of, premium, if any, and accrued interest on, the Securities of such series at such Maturity, Stated Maturity or Redemption Date;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, in form and substance satisfactory to the Trustee, each stating that (i) all conditions precedent herein relating to the satisfaction and discharge hereof have been complied with, (ii) no default with respect to the Securities of such series has occurred and is continuing on the date of such deposit and (iii) such deposit does not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Company is a party.

                  Notwithstanding the satisfaction and discharge hereof, the obligations of the Company to the Trustee under Section 607 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of subsection (a) of this Section 1201, the obligations of the Trustee under
Section 1202 and the last paragraph of Section 1003 shall survive.

Section 1202.     APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph Section 1003, all United States dollars deposited with the Trustee pursuant to Section 1201 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the

Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on, the Securities for whose payment such United States dollars have been deposited with the Trustee.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                               REPUBLIC SERVICES, INC.

                               By: /s/ Edward A. Lang III
                                  -----------------------------------
                                  Name:  Edward A. Lang III
                                  Title: Vice President, Finance and
                                         Treasurer



                               THE BANK OF NEW YORK

                               By: /s/ Paul Schmalzel
                                  -----------------------------------
                                  Name:  Paul Schmalzel
                                  Title:

                                                                       EXHIBIT A

                  [Legend if Security is a Global Security]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 306 OF THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                             REPUBLIC SERVICES, INC.
                               ------------------

                              _____% NOTE DUE ____

                                                           CUSIP NO. ___________

                                                           $___________________


                  Republic Services, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________. or registered assigns, the principal sum of _______________________ ($______________) United States dollars on _____________, at the office or agency of the Company referred to below, and to pay interest thereon from _____________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on ____________ and _____________ in each year, commencing _________________ at the rate of _____%
per annum, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in this Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of this Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose (which initially will be a corporate trust office of the Trustee or its affiliate located at 101 Barclay Street, Floor 21W, New York, NY 10286), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                    REPUBLIC SERVICES, INC.


                                    By:
                                       ----------------------------------------
                                          Name:
                                          Title:




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


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the _____% Notes due ________ referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK, as Trustee



                                         By:   _________________________________
                                               Authorized Signatory

Dated:  _________, 2001

                      [FORM OF REVERSE SIDE OF SECURITY]*


                             REPUBLIC SERVICES, INC.

                             _____% Note due ______

                  This Security is one of a duly authorized issue of Securities of the Company designated as its _____% Notes due ____ (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $___________, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of _____________, between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities may be redeemed at any time, at the option of the Company, in whole or in part, at any time and from time to time, upon not less than 30 and not more than 60 days' notice to the Holders thereof as provided in the Indenture, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus ___ basis points, plus, in each case, accrued interest to the Redemption Date (subject to the right of holders of record of such Securities on relevant record dates to receive interest due on an interest payment date), if any.

                  If less than all of the Securities are to be redeemed, the Trustee shall select, not more than 60 nor less than 30 days before the Redemption Date, the Securities or portions thereof to be redeemed on a pro rata basis, by lot or by any other method the Trustee shall deem fair and appropriate.

                  In the case of any redemption of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as



--------
* Any other provisions not contained in this form of Security which is contained in a supplemental indenture may be included or described in this Security and other terms which are amended by the supplemental indenture shall be set forth in this Security as so amended.

of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain covenants and Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which required the consent of all of the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities of all series at the time Outstanding that are affected (voting as one class). The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) of all series at the time Outstanding that are affected (voting as one class), on behalf of the Holders of all the Securities of such affected series, to waive compliance by the Company with certain provisions of the Indenture and the Securities of such series and certain past Defaults and Events of Default under the Indenture and the Securities and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  Except as indicated in the Indenture, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.